Annual Meeting of Shareholders

April 24, 2013

RFC RURBAN FINANCIAL CORP.

2012
YEAR IN REVIEW

Shareholder Proposals

- Proposal 1 – to elect three (3) directors to serve for terms of three (3) years each: Mr. Richard L. Hardgrove, Mr. Lynn Isaac, and Mr. Mark Klein.
- Proposal 2 – to ratify the appointment of BKD, LLP as the independent registered public accounting firm of Rurban Financial Corp. for the fiscal year ending December 31, 2013.
- Proposal 3 – to consider and vote upon a non-binding advisory resolution to approve the compensation of Rurban's name executive officers.
- Proposal 4 – to conduct an advisory vote on the frequency of future advisory votes on the compensation of Rurban's named executives.

Rurban Financial Corp.

Annual Meeting Agenda

- Introductions
- Rurban 2012 Overview
- Questions, Comments, and Proposal Discussion
- Voting Results
- Adjournment

Rurban Financial Corp.
Special Guests

- **Troy Gilstorf, Scott Hopf and David Tedtman,** BKD, LLP – Independent Auditor
- **Tony Weis ,** Vorys, Sater, Seymour & Pease, LLP –Counsel, Columbus
- **Stan Yoder and Jim Weaner,** Weaner, Zimmerman, Bacon, & Yoder Ltd. -- Local Counsel
- **Linda Margolin,** Margolin & Associates, Inc. -- Investor Relations Advisor

COMMUNITY ADVISORY BOARDS

The Eyes and Ears for us in our Communities...

The State Bank and Trust Company Advisory Board Members

Defiance County

Board Liaison:

Thomas L. Sauer

- Mike McCann
- Doug McDonald
- Jerry Overmier
- Sue Strausbaugh

The State Bank and Trust Company Advisory Board Members

Fulton County

Board Liaison:

Gaylyn J. Finn

- Virginia Neuenschwander
- Edward Nofziger
- Joseph O'Neil
- Joseph Short
- Kevin Whitlock

The State Bank and Trust Company Advisory Board Members

Lima Region

Board Liaison:

Timothy J. Stolly

- Dr. Patrick Chaney
- Joseph Guagenti
- Ronald Miller

The State Bank and Trust Company Advisory Board Members

Paulding County

Board Liaison:

Robert A. Fawcett

- George Carter
- Floyd Furrow
- Dr. John Saxton
- Rex Williamson

The State Bank and Trust Company Advisory Board Members

Williams County

Board Liaison:

Rita Kissner

- Jerry Kneipp
- William Martin
- Glen Newcomer
- Richard Reed
- Michael Spangler
- Duane A. Weiss

Rurban Financial Corp.
Retired Director: Thomas A. Buis



- Twenty-three year Director of our Company
- Former Chairman of Governance and Nominating Committee
- Insurance Agency Executive and Owner for over 40 years

Rurban Financial Corp.
New Director in 2013: Gary M. Cates

- Appointed Director in February 2013
- President of ProMedica Defiance Regional Hospital and ProMedica Transportation
- M.B.A. in Finance and International Business from University of Michigan
- B.A. in Journalism from Michigan State University
- Resident of Defiance area



Rurban Financial Corp.
Board of Directors

Term Expiring

2013	2014	2015
Richard L. Hardgrove*	Robert A. Fawcett, Jr.	Gary M. Cates
Lynn "Zac" A. Isaac	Gaylyn J. Finn	Thomas L. Sauer
Mark A. Klein*	Rita A. Kissner*	Timothy J. Stolly

* Indicates an RDSI Board Member

Rurban Financial: Director Committees

Audit Committee

- Chairman: Rita A. Kissner
- Financial Expert: Gaylyn J. Finn

Compensation Committee

- Chairman: Robert A. Fawcett, Jr.

Governance and Nominating Committee

- Chairman: Lynn A. Isaac

Loan Review Committee

- Chairman: Gaylyn J. Finn

Forward-Looking Statements

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking and insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events , the loss of key personnel and other factors. Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

WHAT A DIFFERENCE A YEAR MAKES!

RFC RURBAN FINANCIAL CORP.

2012
YEAR IN REVIEW

2012 IN REVIEW:

Becoming a Top Performing Community Bank

- Net income nearly tripled to $4.8 million ($0.99 per share)
- Nonperforming assets declined 11% to $8.9 million
- Originated over $300 million of mortgages
- Portfolio loans grew $21 million, up 4.7%
- RDSI stabilized
- Stock price rose 147% during 2012

A Top Performing Bank: What Does This Mean?

Internally: We look to achieve continuous improvement over time

Externally: We benchmark Rurban's performance relative to banks with a similar size and strategy

Investors: We track the growth of shareholder value

We aspire to perform in the top quartile of our microcap peer group of publicly traded banks with assets between $0.5 to $1.0 billion ("Microcap Peers")

Rurban Rises in the Ranks of Community Banks

2012: Overall Performance Ranks #21* Among Microcap Peer Banks



Rurban Ranking vs. Microcap Peers
#58
#45
#21
2010
2011
2012

- Rurban rose 37 places in 3 yrs.
- Strongest 3-year improvement among microcap peer banks

*Ranking based on composite of core metrics as calculated and reported by SNL, including:

- Profitability
- Efficiency
- Asset Quality
- Loan Growth

*Source: SNL Top 100 Community Banks, March 2013

Improved Operating Performance Reflected in Stock Price Appreciation

2012: Third Highest Increase in Shareholder Value Among Microcap Peer Banks



RBNF 2012 Price Change
SNL U.S. Bank Index $500M-$1B*
200%
100%
0
Jan-12
Apr-12
Jul-12
Oct-12

- Rurban stock price increased 147% during 2012
- $500M-$1B Microcap Banks averaged 29% price appreciation during 2012

* Index based on 65 U.S. banks listed on a major stock exchange

Closing the Gap to Top Performance

4th Quarter Return On Average Assets Approaches Top Tier Performance



RBNF
Top Quartile Peer Group
0.77%
0.89%
0.97%
1.00%
0.26%
0.75%
0.95%
-2.32%
2010
2011
2012
4Q'12
RETURN ON AVERAGE ASSETS (%)

- Recovery reflects combination of:
  - Higher revenue
  - Less credit costs
  - Lower operating expenses

Rurban: A Leader in Non-Interest Income

2012: Ranked #4 in Peer Group for Fee Income as a Percent of Operating Revenue



$50.3
$40.8
$34.6
$35.6
($ in millions)
42%
49%
60%
58%
71%
58%
51%
40%
42%
29%
2009
2010
2011
2012
Top Tier Peer Group
FEE INCOME
SPREAD INCOME

Total Operating Revenue

Expanded 2.9% from $34.6 million to $35.6 million in 2012

Diversity in Fee Income

Despite $15.0 Million Decline in Fee Income


2009 Fee Income
$29.3 million
RDSI, $18.9
Other, $1.9
Service Fees, $2.6
Wealth Mgmt, $2.5
Mtg. Banking $3.4


2012 Fee Income
$14.9 million
RDSI, $2.5
Mtg. Banking, $6.4
Other , $0.8
Service Fees, $2.6
Wealth Mgmt, $2.5

Stable Contribution of Spread Income



Avg. Earning Assets
Net Interest Income
(millions)
$21.0
$20.0
$20.7
$20.7
$561
$558
$565
$570
2009
2010
2011
2012

Operating Expenses Continue to Right-Size

2009 Operating Expenses

$44.8 million


RDSI, $18.9
Other, $3.9
State Bank $22.0

2012 Operating Expenses

$27.5 million


Other, $1.3
RDSI, $3.3
State Bank, $22.9

$17.3 million in Cost Savings

Enhanced Cross-Sell: The Power of Numbers


946 Closed Referrals
2012
Total Referrals
2,125
45%
closed
419
335
141
51
$78 million Volume
$57 mm
$7
$4
$10
Mortgage
Consumer loans
Deposits
Trust/Brokerage

Holistic View of Client Needs



•First and Second Residential Mortgage
•First-Time Home Buyer
•Construction
•Agricultural
•Investment Property
•Bridge Loan
•Active Investment Management*
•Retirement Plans/IRAs*
•Trustee Services*
•Estate and Financial Planning*
•Brokerage Investments, Annuities and Insurance*
Long-Term Debt Needs
Investment and Trust Services
Short-Term Debt Needs
Convenient Services
Long-Term Deposit Needs
Short-Term Deposit Needs
•Line of Credit
•Credit Card
•Auto Loan
•Home Equity Line of Credit
•Recreational Vehicle Loan
•Direct Deposit
•Debit/ATM Card
•Online Banking and Bill Pay
•eStatement/Combined Statement
•Telephone Banking
•Mobile Banking
•Automatic Payment
•Money Market
•Long-Term Certificate of Deposit
•Health Savings Account (HSA)
•Individual Retirement Accounts (IRA)
•College Savings Programs*
•CDARS
•Checking
•Savings
•Money Market
•Short-Term Certificate of Deposit
•Savings Bonds

Mortgage Banking: Consistently A Star Performer

Fee income derived from mortgage loan servicing



($ in Millions)
Mtg. Servicing Portfolio
$208
$328
$402
$528
2009
2010
2011
2012

Our Mortgage Banking Strategy

Defiance – Traditional Footprint

Columbus – Loan Production Office



Mortgage Originations (Millions)
$225
$239
$220
$333
$130
$113
$99
$142
$95
$126
$121
$191
2009
2010
2011
2012
Defiance Region
Columbus Region

Wealth Management: Expands Relationships with Key Segment of Client Base

- Supports professionals, small businesses and their owners
- Reorganized to integrate and work more closely with regional execs
- Stable source of fee income contributes to diversity
- Investment activity tied to health of economy

RDSI Has Stabilized

- Released from regulatory constraints in 1Q 2013
- Now primarily focused on two product lines:
  - Item Processing
  - Network Services
- Further reduced staff by nine and expenses by $2 million in 2012
- Data Processing was transferred to State Bank in-house

AT THE HEART OF RURBAN

STATE BANK AND TRUST

RFC RURBAN FINANCIAL CORP.

2012

YEAR IN REVIEW

MORTGAGE LENDING LEADERSHIP

Pam Benedict, Defiance Region

Steve Watson, Columbus Region

Different Markets/ Same Goals

	Defiance Region	Columbus Region	Total
Population (millions)	1.167	1.860	
Median HH Income	$44,600	$50,600	
Wt. Avg. 2012 Unemployment	8.45%	6.3%	
Total Number of Loans Closed	1,093	1,000	2,093
Dollar Loan Volume	$142M	$191M	$333M
New Money* Volume	$85M	$139M	$224M
New Home Purchases	$39M	$84M	$116M

* New Money = Construction + Purchases + Outside refinance

Different Markets/ Same Goals

	Defiance Region	Columbus Region	Total
Population (millions)	1.167	1.860	
Median HH Income	$44,600	$50,600	
Wt. Avg. 2012 Unemployment	8.45%	6.3%	
Total Number of Loans Closed	1,093	1,000	2,093
Dollar Loan Volume	$142M	$191M	$333M
New Money* Volume	$85M	$139M	$224M
New Home Purchases	$39M	$84M	$116M

* New Money = Construction + Purchases + Outside refinance

COLUMBUS LEADERSHIP

David Homoelle,
Regional President

Our Columbus Strategy:
Expanding State Bank's Presence in the Best Market in Ohio

- Portfolio consists primarily of:
  - Jumbo / Variable Rate Mortgages
  - Commercial Real Estate loans to business owners

Loans Outstanding (millions)



CRE
Res. Mtg.
Consumer
$2.2
$10.5
$19.5
$3.0
$17.7
$26.0
$3.2
$20.9
$30.9
2010
2011
2012

Our Columbus Strategy:


OHIO STATE

- Residential mortgages are the gateway to household growth
- We grow organically through networking
- Private banking mentality
- Synergy exists between mortgage lending group and commercial lenders
- Great service and competitive products

COMMERCIAL LENDING

Jon Gathman, Senior Lender

Commercial Lending: Meeting the Needs of Our Local Businesses

- Niche Market: small & mid-size business
- Commercial loans comprise 70% of portfolio
- State Bank maintains a reputation for outstanding service and loyalty to customers, especially during periods of tight credit

Loan Sales: A Key to Revenue Growth while Conserving Capital


Originations
Loan Sales/ Amort/ Paydowns.
Net Portfolio Growth
2012 Loan Activity
$333
$315
$0
$97
$76
$21
$24
$24
$0
Mortgage Loans
Commercial Loans
Consumer Loans

For State Bank, Small Business Means Big Opportunity

Status of SBA Initiative:

- Strategic fit with State Bank's small business target market
- Awarded Express Status in early 2013
- Preferred Lender Status in process
- In-house training of lenders completed

Ag Lending: A Profitable Niche Valued by Our Farm Community

- Portfolio loans were $42 million at year-end 2012, up 10.9%
- Loans guaranteed by Farm Service Agency (FSA)
- Proactive advice from our two farmer/ ag lenders provides a key competitive advantage.
- Farm profitability reduced credit needs

FINANCIAL REVIEW

Tony Cosentino, CFO

RURBAN FINANCIAL CORP.

2012 YEAR IN REVIEW

Building Momentum



Net Income
Core Earnings
Pre-Tax, Pre-Provision Core Earnings
$7
$3
$0
-$1
-$5
-$9
-$13
-$17
$0.4
$0.4
$5.5
($15.6)
($4.4)
$2.1
$1.7
$1.4
$4.0
$4.8
$4.6
$7.8
2009
2010
2011
FY 2012

Stabilized Net Interest Margin…

Despite A Historically Low Interest Rate Environment



Earning Asset Yield
Cost of Int-bearing Liabilities
5.82%
5.37%
5.03%
4.72%
2.14%
1.76%
1.30%
1.07%
2009
2010
2011
2012



Net Interest Income
Net Interest Margin
$21.0
$20.0
$20.7
$20.7
3.79%
3.67%
3.81%
3.76%
2009
2010
2011
2012

RFC RURBAN FINANCIAL CORP.

2012 YEAR IN REVIEW

Operating Efficiencies Improving

- Historic operating expense always too high
- RDSI revenue decline offset with lower operating expense


85.14%
79.38%
82.38%
74.72%
$50.3
$44.8
$40.8
$29.6
$34.6
$29.3
$35.4
$27.1
2009
2010
2011
2012
In millions:
Operating Revenue
Operating Expenses
Efficiency Ratio

Asset Quality –A Source of Strength

- Problem assets peaked in 2009
- Aggressive action taken in 2010 reduced problem assets to more acceptable levels
- Strong loss reserve coverage provides flexibility to manage potential losses with less impact on profits

(000)	2009	2010	2011	2012
Nonperforming Assets (NPAs)	$22,011	14,929	10,064	8,930
Classified Loans	$27,572	20,779	15,336	10,684
NPA/ Assets (%)	3.27	2.26	1.60	1.40
Reserves/ NPLs (%)	34.74	50.15	79.29	103.78
Net Charge-off Ratio (%)	0.84	2.43	0.50	0.24

Credit Costs Decline Rapidly

2009

$9,863


$373
$3,752
$5,738
($ in millions)
Charge-offs
Provision
OREO/ Foreclosure

2012

$2,677


$259
$1,068
$1,350
($ in millions)
Charge-offs
Provision
OREO/ Foreclosure

State Bank Remains Well-Capitalized

- Losses at RDSI impacted holding company (RFC) capital
- BASEL III impacts still an open question
- Since low points at mid-year 2011, all RFC capital ratios now show improvement.
- State Bank remains well-capitalized

RFC Capital	2009	2010	2011	2012
Risk-based Capital Ratio	12.65%	11.47%	11.35%	12.58%
Tier I Ratio	11.40%	10.22%	8.78%	9.66%
Leverage Ratio	8.25%	6.76%	6.52%	7.37%
Total Equity (MM)	$61.7	$46.0	$47.9	$53.3

In Summary…

Mark Klein, CEO

Our Corporate Mission

To become a

- High-performing (top-tier),
- Community-focused,
- Financial services leader

By meeting the needs of our customers, employees, shareholders and communities we serve

Multiple brands…

RFC

RELIANCE
FINANCIAL SERVICES

RURBAN
FINANCIAL CORP.

THE
BANK

THE STATE BANK
AND TRUST COMPANY

JUST ASK THE BANK
WE KNOW THE WAY.

One Company, One Vision

Symbol: SBFG

One Company, One Vision

sb statebank

Sound advice. Smart money.

1st Quarter 2013

- Net income in excess of $1.3 million
- Return on Average Assets of 83 bps
- Nonperforming assets down 16% since last year 1Q, to 1.3% of total assets
- $15.7 million loan growth since 1Q 2012, or 3.6%
- Capital position continues to build at RFC and the bank; shareholder equity now stands at $54 million; tangible common equity 5.87%

Rurban Financial Corp.

Annual Meeting Agenda

- Introductions
- Rurban 2012 Overview
- Questions, Comments and Proposal Discussion
- Voting Results
- Adjournment

Rurban Financial Corp.

Annual Meeting Agenda

- Introductions
- Rurban 2012 Overview
- Questions, Comments and Proposal Discussion
- **Voting Results**
- Adjournment

Annual Meeting of Shareholders

Thank you for joining us!